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                                                                   Exhibit 10.9

                            REGISTRATION AGREEMENT


     THIS AGREEMENT is made as of December 17, 1996 by and among Brim, Inc., an Oregon corporation (the "Company"), Principal Hospital Company, a Delaware corporation ("Principal") for the limited purpose specified in Section 9(k) hereof, Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership ("GTCR"), Leeway & Co., a Massachusetts general partnership ("Leeway"), First Union Corporation of Virginia, a Virginia corporation ("First Union"), AmSouth Bancorporation, a Delaware corporation ("AmSouth"), and the individuals listed on the Schedule of Holders attached hereto (each, an "Other Holder"). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

     Whereas the Company desires to provide the holders of Registrable Securities with the registration rights set forth herein, the parties hereto agree as follows:

     1. Demand Registrations.

     a. Requests for Registration. At any time after the 180th day after the closing of the Initial Public Offering, the holders of a majority of the Registrable Securities (other than the Leeway Registrable Securities) may request (i) two registrations under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration (a "Long-Form Registration") in which the Company will pay all Registration Expenses (as defined in paragraph 5 below) ("Company-paid Long-Form Registrations") and (ii) an unlimited number of Long-Form Registrations in which the holders of Registrable Securities included in such registration shall pay their share of the Registration Expenses (as defined in paragraph 5 below). At any time after the 180th day after the closing of the Initial Public Offering, the holders of a majority of the Leeway Registrable Securities may request (i) one Company-paid Long-Form Registration and (ii) an unlimited number of Long-Form Registrations in which the holders of Registrable Securities included in such registration shall pay their share of the Registration Expenses (as defined in paragraph 5 below). All registrations requested pursuant to this paragraph 1(a) and paragraph 1(c) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     b. Long-Form Registrations. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration


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whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.

     c. Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(a), the holders of a majority of the Registrable Securities shall be entitled to request an unlimited number of registrations of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") in which the Company shall pay all Registration Expenses. The holder of a majority of the Leeway Shares shall be entitled to request one Short-Form Registration annually in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

     d. Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Without the consent of the Company and the holders of a majority of the Registrable Securities included in such registration, any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

     e. Restrictions on Long-Form Registrations. The Company shall not be obligated to effect any Long-Form Registration within one year after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities requested to be included; provided that the Company shall be obligated to effect any Long-Form Registration 180 days after the effective date of a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 if such holders were not allowed to sell in such offering the entire amount of Registrable Securities which they desired to sell. The Company may postpone for up to one year the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided

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that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

     f. Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration/Long-Form Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering.

     g. Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

     2. Piggyback Registrations.

     a. Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to the Initial Public Offering or a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

     b. Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     c. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

     d. Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such


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registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

     e. Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

     f. Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     3. Holdback Agreements.

     a. Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     b. The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Stock, or any securities convertible into or exchangeable or exercisable for Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:


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     a. prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

     b. notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     c. furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     d. use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     e. notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     f. cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1

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of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

     g. provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     h. enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

     i. make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     j. otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

     k. permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

     l. in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

     m. use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and



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     n. obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

     5. Registration Expenses.

     a. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

     b. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

     c. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6. Indemnification.

     a. The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any


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amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     b. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     c. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party, and any other of such indemnified parties with respect to such claim.

     d. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons


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entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

     8. Definitions.

     (a) "Executives" means Martin S. Rash and Richard D. Gore.

     (b) "Common Stock" means the Company's Common Stock, no par value.

     (c) "GTCR Registrable Securities" means (i) any Common Stock issued or issuable to GTCR pursuant to the Investment Agreement or the Merger Agreement,
(ii) any Stock issued to GTCR pursuant to Section 6 of the Stockholders Agreement, of even date herewith among the Company, GTCR and the other stockholders named therein (whether issued before or after the date hereof),
(iii) any stock purchased by GTCR pursuant to the Senior Management Agreements,
(iv) any other Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii) and (iii) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (v) any other shares of Common Stock held by Persons holding securities described in clauses (i) to (iv), inclusive, above.

     (d) "Initial Public Offering" means the sale in an initial underwritten public offering registered under the Securities Act (other than on Form S-8 or a similar form) of shares of Common Stock.

     (e) "Investment Agreement" means the Investment Agreement dated as of November 21, 1996, between the Company and the Investor, as amended, supplemented or otherwise modified from time to time.

     (f) "Leeway Registrable Securities" means (i) any Common Stock issued or issuable to Leeway pursuant to the Securities Purchase Agreement, Section 6 of the Shareholders Agreement or the Warrant, (ii) any stock purchased by Leeway pursuant to the Senior Management Agreements, (iii) any other Common Stock issued or issuable with respect to the securities referred to in clauses (i) and
(ii) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iv) any other shares of Common Stock held by Persons holding securities described in clauses (i), (ii) or (iii) above.

     (g) "Leeway Shares" means (i) any capital stock of the Company purchased or otherwise acquired by Leeway, (ii) any warrants, options or other rights to subscribe for or to acquire, directly or indirectly, any capital stock of the Company, purchased or otherwise acquired by Leeway, whether or not then exercisable or convertible, and (iii) any stock or other securities which are convertible into or exchangeable for, directly or indirectly, any capital stock of the Company, purchased or otherwise acquired by Leeway, whether or not then convertible or exchangeable, (iv) any securities or rights issued or issuable directly or indirectly with respect to the securities and rights referred to in clauses (i), (ii) and (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Leeway Shares, such shares shall cease to be Leeway Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force), it being understood that this clause (b) shall not apply to transfers of shares pursuant to Rule 144A under the Securities Act (or any similar rule then in force) and private placements pursuant to Section 4(1) or Section 4(2) of the Securities Act. References to a majority of the Leeway Shares or a certain percentage of the Leeway Shares shall be calculated with all holders of Leeway Shares voting as a single class, with each share of Junior Preferred and Common Stock which is a Leeway Share being entitled to a number of votes equal to its pro rata portion of the aggregate number of votes allocable to its class.

     (h) "Merger Agreement" means the Agreement and Plan of Merger dated as of December 17, 1996 among the Company, Principal Merger Company, Principal and certain other parties, as amended, supplemented or otherwise modified from time to time.

     (i) "Other Registrable Securities" means (i) any Common Stock issued to First Union, AmSouth or any Other Holder (whether issued before or after the date hereof), (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or (ii) above.

     (j) "Principal Registration Agreement" means the Amended and Restated Registration Agreement, dated as of November 12, 1996 between Principal, GTCR, First Union, AmSouth and the Executives.

     (k) "Registrable Securities" means, collectively, the GTCR Registrable Securities, the Leeway Registrable Securities and the Other Registrable Securities. As to particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     (l) "Securities Purchase Agreement" means the Securities Purchase Agreement of even date herewith between the Company and Leeway.

     (m) "Senior Management Agreements" means the Senior Management Agreements of even date herewith between the Company, Principal, Leeway and each of Martin
S. Rash and Richard D. Gore.

     (n) "Stockholders Agreement" means the Stockholders Agreement of even date herewith between the Company, GTCR, Leeway, First Union, AmSouth, the Executives, Principal and the individuals listed on Schedule I thereto.

     (o) "Stock" means, collectively, the Company's Series A Senior Preferred Stock, no par value, the Company's Series B Junior Preferred Stock, no par value and the Company's Common Stock, no par value.

     (p) "Warrant" means the Warrant of even date herewith between the Company and Leeway and any warrant issued pursuant to Section 6 of the Stockholders Agreement.

     (q) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Stockholders Agreement dated as of the date hereof among the Company and the parties hereto.

     9. Miscellaneous.

     a. No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     b. Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     c. Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     d. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 90% of the Registrable Securities.

     e. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, and the rights and obligations of GTCR under this Agreement and the agreements contemplated hereby may be assigned by GTCR at any time, in whole or in part, to any investment fund managed by Golder, Thoma, Cressey, Rauner, Inc., or any successor thereto. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     f. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     g. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     h. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     i. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     j. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to Leeway, First Union, AmSouth and the Other Holders at the addresses indicated on Schedule of Holders attached hereto and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     k. Termination of Principal Registration Agreement. Principal, GTCR, First Union, AmSouth and the Executives agree that the Principal Registration Agreement will be terminated automatically upon the effectiveness of this Agreement and from and after such time, shall have no further force or effect.

     l. Additional Holders of Registrable Securities. In connection with the issuance of any additional equity securities of the Company, the Company may permit such person to become a party to this Agreement and succeed to all of the rights and obligations of a holder of Registrable Securities under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such person shall for all purposes be a holder of Registrable Securities party to this Agreement. The Company will not, without the prior written consent of the holders of 90% of the Registrable Securities, grant registration rights to any party other than pursuant to a counterpart to this Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       BRIM, INC.

                                       By /s/ Martin S. Rash
                                          --------------------------------------
                                       Its: Chief Executive Officer

                                       GOLDER, THOMA, CRESSEY, RAUNER
                                       FUND IV, L.P.

                                       By: GTCR IV, L.P., its General Partner

                                       By: Golder, Thoma, Cressey, Rauner, Inc.,
                                       Its: General Partner

                                       By: /s/ Bruce V. Rauner
                                           -------------------------------------
                                       Its: Principal

                                       PRINCIPAL HOSPITAL COMPANY

                                       By /s/ Martin S. Rash
                                          --------------------------------------
                                       Its: Chief Executive Officer

                                       LEEWAY & CO.

                                       By State Street Bank & Trust Company
                                       Its Partner

                                       By /s/ Edward J. Lavin Jr.
                                          --------------------------------------
                                       Its Vice President

                                       FIRST UNION CORPORATION OF VIRGINIA

                                       By /s/ Joseph H. Towell
                                          --------------------------------------
                                       Its Senior Vice President

                                       AMSOUTH BANCORPORATION

                                       By /s/ Sloan D. Gibson
                                          --------------------------------------
                                       Its Executive Vice President

                                       BRIM CAPITAL CORPORATION

                                       By  /s/ A. E. Brim
                                           -------------------------------------
                                       Its President

                                       SSS CAPITAL CORPORATION

                                       By /s/ K. David McAllister
                                          --------------------------------------
                                       Its President

                                       CTK CAPITAL CORPORATION

                                       By /s/ James M. Williams
                                          --------------------------------------
                                       Its President

                                       /s/ Martin S. Rash
                                       -----------------------------------------
                                       Martin S. Rash

                                       /s/ Richard D. Gore
                                       -----------------------------------------
                                       Richard D. Gore

                                       /s/ Michael Barry
                                       -----------------------------------------
                                       Michael Barry

                                       /s/ Christine Craft
                                       -----------------------------------------
                                       Christine Craft

                                       /s/ Gary Edwards
                                       -----------------------------------------
                                       Gary Edwards

                                       /s/ James McKinney
                                       -----------------------------------------
                                       James McKinney

                                       /s/ John Miller
                                       -----------------------------------------
                                       John Miller

                                       /s/ Kathleen Sego
                                       -----------------------------------------
                                       Kathleen Sego

                                       /s/ Steve Taylor
                                       -----------------------------------------
                                       Steve Taylor

                                       /s/ David Woodland
                                       -----------------------------------------
                                       David Woodland

                               SCHEDULE OF HOLDERS

Golder, Thoma, Cressey, Rauner Fund IV, L.P.
6100 Sears Tower

Chicago, IL  60606-6402
Attention:  Bruce V. Rauner

Martin S. Rash
Principal Hospital Company
5123 Paddock Village Court, Suite A12
Brentwood, TN 37027

Richard D. Gore
Principal Hospital Company
5123 Paddock Village Court, Suite A12
Brentwood, TN 37027

Leeway & Co.
c/o State Street Bank and Trust Company
Master Trust Division - Q4W
P.O. Box 1992
Boston, Massachusetts  02101

AmSouth Bancorporation
1900 Fifth Avenue North
AmSouth-Sonat Tower, 7th Floor
Birmingham, AL  35203
Attention:  Health Care Banking Department

First Union Corporation of Virginia
c/o First Union National Bank of North Carolina
150 Fourth Avenue North, Second Floor
Nashville, TN  37210
Attention:  Carolyn Hannon

Brim Capital Corporation
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

SSS Capital Corporation
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

CTK Capital Corporation
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

Michael Barry
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

Christine Craft
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

Gary Edwards
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

James McKinney
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

John Miller
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

Kathleen Sego
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

Steve Taylor
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020

David Woodland
c/o Brim, Inc.
305 NE 102nd Avenue
Portland, Oregon  97020